UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

The Company has been classified as an “essential business” by New York State and is exempt from the state's mandate that all non-essential New York businesses close until further notice due to circumstances related to the coronavirus pandemic (“COVID-19”). However, the Company’s accounting staff and outside advisors have been working modified hours and remotely due to social distancing protocols and concern over their safety and the safety of others since on or about March 19, 2019.

In light of the factors described below relating to certain reports of the Company filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), covering prior fiscal periods, the Company had initially planned to avail itself of the fifteen day filing extension provided by Rule 12b-25 under the Exchange Act (“Rule 12b-25”) in order to complete its work on its Annual Report on Form 10-K for its year ended December 31, 2019 (the “2019 Form 10-K”). Because of the impact of COVID-19 as described above, particularly the ability of accounting staff and outside advisors to perform on-site tasks, the Company now believes that it will be unable to compile and review certain information required in order to permit the Company to file a timely 2019 Form 10-K by the prescribed date, taking into account the extension normally available under Rule 12b-25.

The Company will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Exchange Act Modifying Exemptions From The Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), to delay the filing of its 2019 Form 10-K. In reliance upon the Order, the Company expects to file its 2019 Form 10-K on or before April 30, 2020 (which is 45 days from the 2019 Form 10-K’s original filing deadline of March 16, 2020).

As disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 14, 2020, the audit committee of the board of directors of the Company, determined, based on the recommendation of management and in consultation with CohnReznick LLP (“CohnReznick”), the Company’s independent registered public accounting firm, that the Company’s financial statements which were included in its Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”), quarterly reports on Forms 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018 and quarterly reports on Forms 10-Q for the quarters ended March 31, 2019, June 30, 2019, and September 30, 2019 (“Non-Reliance Periods”) should no longer be relied upon due to an error in such financial statements relating to the Company’s recognition of revenue from contracts with customers under ASC Topic 606. Similarly, CohnReznick’s reports on the effectiveness of internal control over financial reporting for the year ended December 31, 2018, management’s reports on the effectiveness of internal control over financial reporting, press releases, and investor communications describing the Company’s financial statements for such periods should no longer be relied upon. The Company intends to include in the 2019 Form 10-K restated financial statements and other disclosures for the Non-Reliance Periods.

As a result of the global outbreak of COVID-19, the Company is supplementing its risk factors described in Item 1A of the 2018 Form 10-K. The following risk factor should be read in conjunction with the risk factors described in the 2018 Form 10-K.

We face various risks related to health epidemics, pandemics and similar outbreaks, which may have material adverse effects on our business, financial position, results of operations and/or cash flows.

Our business could be adversely affected by the effects of a health epidemics, pandemics and similar outbreaks of contagious disease, including the recent outbreak of respiratory illness caused by a novel strain of coronavirus (“COVID-19”). The extent to which COVID-19 affects our operations will depend on future developments, which are highly uncertain, including the duration of the outbreak, new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or address its impact, among others.

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If our workforce is unable to work effectively, including because of illness, quarantines, government actions, facility closure or other restrictions in connection with the COVID-19 pandemic, our operations will likely be impacted. We may be unable to perform fully on our contracts and our costs may increase as a result of the COVID-19 outbreak. These cost increases may not be fully recoverable or adequately covered by insurance. Also, the impact on our accounting staff and outside advisors may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

It is possible that the continued spread of COVID-19 could also cause disruption in our supply chain, cause delay, or limit the ability of, the U.S. Government and other customers to perform, including in making timely payments to us, and cause other unpredictable events.

We continue to monitor the situation, to assess further possible implications to our business, supply chain and customers, and to take actions in an effort to mitigate adverse consequences. We cannot at this time predict the impact of the COVID-19 pandemic, but it could have a material adverse effect on our business, financial position, results of operations and/or cash flows.

Forward-looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the Company’s ability to complete the financial statements required to be included in its 2019 Form 10-K, or the restatement of the Non-Reliance Period financial statements; the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; whether a restatement of financial results will be required for other periods or for other accounting issues; risks relating to the substantial costs and diversion of management’s and other personnel’s attention and resources deployed to address the restatement and internal control matters; the timing of the review by, and the conclusions of, the Company’s independent auditor with respect to the previously issued or prior fiscal years’ financial statements; the risk that the filing of the restatement of the affected financial statements will take longer than anticipated; adverse effects on the Company’s business related to the disclosures made in this Form 8-K or the reactions of customers or suppliers; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; volatility of the Company’s stock price; and the extent of the impact of COVID-19 on the Company’s operations. Additional risks are included in the 2018 Form 10-K. Because the risks, assumptions, and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. The Company has no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2020	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer

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